AQR FUNDS

Supplement dated April 2, 2018 (“Supplement”)

to the Class I Shares and Class N Shares Prospectus and Summary Prospectus each dated May 1, 2017, as amended (the “Prospectuses”), of the AQR Long-Short

Equity Fund (the “Fund”)

This Supplement updates certain information contained in the Prospectuses. Please review this important information carefully. You may obtain copies of the Fund’s Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective April 2, 2018, Mr. Hoon Kim, Ph.D., M.B.A., CFA, will no longer serve as a portfolio manager to the Fund. All remaining members of the Fund’s portfolio management team, including Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., M.S. and Jacques A. Friedman, M.S. are unchanged. Accordingly, all references to Mr. Kim are deleted from the Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

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